SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): JULY 15, 2004
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                           Sandy Spring Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)



         Maryland                       0-19065                52-1532952
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(State or other jurisdiction       (Commission file           (IRS Employer
of incorporation)                       number)          Identification Number)




17801 Georgia Avenue, Olney, Maryland  20832
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(Address of Principal Executive Offices)     (Zip Code)



Registrant's telephone number, including area code:  (301) 774-6400
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
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(a)      Exhibit 99 - News Release dated July 15, 2004.

ITEM 9. REGULATION FD DISCLOSURE.
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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The news release of Sandy Spring Bancorp,  Inc. dated July 15, 2004, included as
Exhibit 99 is furnished to the  Securities  and Exchange  Commission  under both
Item 9 and Item 12 of this Form 8-K.

Non-GAAP Financial Measure. Exhibit 99 includes disclosure and discussion of a traditional efficiency ratio that is a non-GAAP financial measure as defined in Commission Regulation G and Item 10 of Commission Regulation S-K. The issuer has for many years used this traditional efficiency ratio as a measure of operating expense control and efficiency of operations. Management believes that this traditional ratio better focuses attention on the operating performance of the issuer over time than does a GAAP based ratio, and is highly useful in comparing period-to-period operating performance of the Company's core business operations. It is used by management as part of its assessment of its performance in managing noninterest expenses. However this measure is supplemental, and is not a substitute for an analysis of performance measures based on GAAP. Exhibit 99 also includes disclosure and discussion of the GAAP-based efficiency ratio and the differences between the two ratios. The traditional efficiency ratio used by the issuer may not be comparable to GAAP or non-GAAP efficiency ratios reported by other financial institutions.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SANDY SPRING BANCORP, INC.



                                                By:  HUNTER R. HOLLAR
                                                     ---------------------------
                                                       Hunter R. Hollar
                                                       President and
                                                       Chief Executive Officer

Dated: July 15, 2004